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                                                                         EX-23.4


                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated October 25, 1996 (and to the reference to our Firm as experts) included in or made a part of Amendment No. 3 to the S-4 registration statement.



                                        /s/ Arthur Andersen LLP
                                        ----------------------------



Los Angeles, California
August 5, 1997